UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) December 1, 2004


                        BrainStorm Cell Therapeutics Inc.
             (Exact name of registrant as specified in its charter)

         Washington                 333-61610                    912061053
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

                 36 Derech Bait Lechem, Jerusalem, Israel 77002
               (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code  011-972-2-6737445


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 1, 2004, Brainstorm Cell Therapeutics Ltd. (the "Subsidiary"), a wholly-owned subsidiary of Brainstorm Cell Therapeutics Inc. (the "Registrant") entered into a lease agreement with Kiryat HaMada VeHaTechnologia `A' Petach Tikva Ltd., Kiryat HaMada VeHaTechnologia `B' Petach Tikva Ltd., and Otzma & Co., Investment Maccabim Ltd. (hereinafter, collectively the "Lessor"), for the lease of premises in Petach Tikva, Israel, which include approximately 600 square meters of office space (the "Lease Agreement").

The Subsidiary undertook to design and construct the interior layout of the leased premises, in accordance with a plan to be authorized by the Lessor. The Lessor will pay NIS 660 (approximately $US150) per square meter towards the construction of the interior layout to be performed by the Subsidiary.

The term of the lease is 36 months, with two options to extend same - one for an additional 24 months (the "First Option"), and one for an additional 36 months (the "Second Option").

Rent is to be paid on a quarterly basis in the following amounts: (i) NIS 17,965 (approximately $US4,120) per month during the first 12 months of the lease, (ii) NIS 19,527 (approximately $US4,478) per month during the following 24 months of the lease, (iii) NIS 22,317 (approximately $US5,120) per month during the First Option period and (iv) NIS 23,712 (approximately $US5,440) per month during the Second Option period.

Under the terms of the Lease Agreement, the Subsidiary undertook to pay all taxes, utilities, insurance and maintenance payments incurred in respect of the premises during the lease and option periods.

The Subsidiary undertook to provide the Lessor with a bank guarantee for NIS 135,000 (approximately $US30,960), such guarantee to expire either on November 28, 2008, or three months after the termination of the Lease Agreement.

The Subsidiary is not entitled to assign or transfer its rights under the lease without the prior consent of the Lessor, and the Lease Agreement does not allow the Subsidiary to terminate the agreement for convenience purposes without the prior consent of the Lessor.

A press release relating to the Lease Agreement, dated December 7, 2004, is attached hereto as Exhibit 99.1.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits.

                  99.1      Press Release


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 7, 2004


BRAINSTORM CELL THERAPEUTICS INC.


/s/ Yaffa Beck
----------------------------
Name: Yaffa Beck
Title: President & CEO

                                  EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

99.1                  Press Release dated December 7, 2004